                                                                    EXHIBIT 10.8

                             SUBSCRIPTION AGREEMENT

         This SUBSCRIPTION AGREEMENT (this "AGREEMENT") is made as of this ____ day of ________, 2006, by and among Alpha Security Group Corporation, a Delaware corporation (the "COMPANY"), having its principal place of business at 328 West 77th Street, New York, New York 10024, and the individuals listed on the signature page hereto under the heading "Subscriber" (each a "SUBSCRIBER" and, collectively, the "SUBSCRIBERS").

         WHEREAS, the Company desires to sell and the Subscribers desire to purchase an aggregate of 320,000 units (the "UNITS") of the Company for a purchase price of $10.00 per Unit (i.e., an aggregate purchase price of $3,200,000), with each Unit consisting of one share of the Company's common stock, par value $.0001 per share (the "COMMON STOCK"), and one warrant (the "WARRANT" and, collectively, the "WARRANTS") to purchase one share of Common Stock at an exercise price of $8.00 per share exercisable during the period commencing on the later of: (i) the completion of a Business Combination (as defined below) and (ii) one year from the date of the Prospectus (as defined below) and expiring on the fourth anniversary of the date of the Prospectus; and

       WHEREAS, each Subscriber is entitled to registration rights with respect to the Common Stock underlying the Units and the shares of Common Stock issuable upon exercise of the Warrants (the "WARRANT SHARES"), any other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of such shares of Common Stock and the Warrant Shares, and such number of shares that may be used to prevent dilution resulting from stock splits, stock dividends or similar transactions (collectively, the "REGISTRABLE SECURITIES") on the terms set forth in this Agreement; and

       WHEREAS, the offer and sale (the "OFFERING") of the Units is being made in reliance upon the provisions of Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT") and/or Regulation D ("REGULATION D") promulgated by the Securities and Exchange Commission (the "SEC") thereunder.

       NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the Company and the Subscribers do hereby agree as follows:

         1. Agreement to Subscribe.

         1.1. Purchase and Issuance of the Units. Each Subscriber is hereby subscribing for the number of Units indicated on the signature page hereto by the caption, "Number of Units Being Subscribed" (the "SUBSCRIBER'S UNITS"), which Subscriber Units will be issued to the Subscriber, or his affiliates or designees. The aggregate purchase price for such Subscriber's Units (the "PURCHASE PRICE") is indicated on the signature page hereto by the caption, "Purchase Price."

         1.2. Delivery of the Purchase Price. Upon execution of this Agreement, the undersigned is hereby bound to fulfill its obligations hereunder and hereby irrevocably commits to deliver to the Company on the date of Closing (as hereinafter defined) the Purchase Price by bank check, wire transfer or such other form of payment as shall be acceptable to the Company, in its sole and absolute discretion, at the Closing. Any such check delivered to the Company shall be made payable to the order of "Alpha Security Group Corporation."
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         1.3. Closing. The closing of the Offering (the "CLOSING"), shall take place at the offices of the Company, on [AT LEAST TWO DAYS BEFORE EFFECTIVENESS OF REGISTRATION STATEMENT].

         2. Representations and Warranties of the Subscribers.

         Each Subscriber, for itself, represents and warrants to the Company that:

         2.1. No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company or the Offering of the Units.

         2.2. Intent. The Subscriber is purchasing the Units solely for investment purposes, for the Subscriber's own account, and not with a view towards the public sale or distribution thereof within the meaning of the Securities Act. The Subscriber has no present arrangement to make any distribution of the Units to or through any person or entity, within the meaning of the Securities Act, of the Units. The Subscriber understands that the Units must be held indefinitely unless such Units are subsequently registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available.

         2.3. Restrictions on Transfer. The Subscriber understands that the Units are being offered in a transaction not involving a public offering within the meaning of the Securities Act. The Units have not been registered under the Securities Act, and, if in the future the Subscriber decides to offer, resell, pledge or otherwise transfer the Units, such Units may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (C) pursuant to any other exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. The Subscriber agrees that if any transfer of its Units or any interest therein is proposed to be made, as a condition precedent to any such transfer, the Subscriber may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or another exemption from registration, the Subscriber agrees that it will not resell the securities constituting the Subscriber's Units.

         2.4. Sophisticated Investor.

         (i) The Subscriber is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Units.

         (ii) The Subscriber is able to bear the economic risk of his investment in the Units for an indefinite period of time because none of the Units have been registered under the Securities Act and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

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         2.5. Accredited Investor. The Subscriber is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

         2.6. Independent Investigation. The Subscriber, in making the decision to purchase the Units, has relied upon an independent investigation of the Company and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances from the Company, its officers, directors or employees or any other representatives or agents of the Company, other than as set forth in this Agreement. The Subscriber is familiar with the business, operations and financial condition of the Company and has had an opportunity to ask questions of, and receive answers from, the Company's officers and directors concerning the Company and the terms and conditions of the offering of the Units and has had full access to such other information concerning the Company as the Subscriber has requested.

         2.7. Authority. This Agreement has been validly authorized, executed and delivered by the Subscriber and is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance of this Agreement by the Subscriber does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Subscriber is a party.

         2.8. No Legal Advice from Company. The Subscriber acknowledges that he, she or it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and the other agreements entered into between the parties hereto with the Subscriber's own legal counsel and investment and tax advisors. Except for any statements or representations of the Company made in this Agreement and the other agreements entered into between the parties hereto, the Subscriber is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

         2.9. Reliance on Representations and Warranties. The Subscriber understands that the Units are being offered and sold to the Subscriber in reliance on specific provisions of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth in this Agreement in order to determine the applicability of such provisions.

         2.10. No Advertisements. The undersigned is not subscribing for the Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

         2.11. Legend. The Subscriber acknowledges and agrees that the shares of Common Stock and the Warrants comprising the Units, and when issued the Warrant Shares, shall bear a restrictive legend (the "LEGEND"), in the form and substance as set forth in Section 4 hereof, prohibiting the offer, sale, pledge or transfer of the securities, except (i) pursuant to an effective registration statement filed under the Securities Act, (ii) in accordance with the applicable provisions Section 4(2) of the Securities Act or of Regulation D promulgated under the Securities Act, (iii) pursuant to an exemption from registration provided by Rule 144 promulgated under the Securities Act (if available), and
(iv) pursuant to any other exemption from the registration requirements of the Securities Act.

         2.12. Use of Own Funds. The Subscriber will pay the Purchase Price for the Subscriber's Units out of Subscriber's own funds and will not receive, directly or indirectly, any cash or other consideration from any other party to purchase the Subscriber's Units. Such funds will not be borrowed from any third party.

         3. Representations and Warranties of the Company.

         The Company represents and warrants to each Subscriber that:

         3.1. Valid Issuance of Capital Stock. The total number of shares of all classes of capital stock which the Company has authority to issue is 100,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $.0001 per share (the "PREFERRED STOCK"). As of the date hereof, the Company has 1,580,000 shares of Common Stock and no shares of Preferred Stock issued and outstanding. All of the issued shares of capital stock of the Company have been duly authorized, validly issued, and are fully paid and non-assessable.

         3.2. Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware and has the requisite corporate power to own its properties and assets and to carry on its business as now being conducted.

         3.3. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Common Stock in accordance with the terms hereof, (ii) the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state laws or principles of public policy.

         3.4. No Conflicts. To the knowledge of the Company, the execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not materially (i) result in a violation of the Company's Certificate of Incorporation or By-Laws or (ii) conflict with, or constitute a default under any agreement, indenture or instrument to which the Company is a party. Other than any SEC or state securities filings, which may be required to be made by the Company subsequent to the Closing, and any registration statement, which may be filed pursuant thereto, the Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement or issue the Common Stock in accordance with the terms hereof.

         4. Legends; Denominations.

         4.1. Legend. The Company will issue the shares of Common Stock, the Warrants, and when issued, the Warrant Shares, purchased by the Subscriber in the name of the Subscriber and in such denominations to be specified by the Subscriber prior to the Closing. The Common Stock, the Warrants and Warrant Shares will bear the following Legend and appropriate "stop transfer" instructions:

         "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE."

         4.2. Subscriber's Compliance. Nothing in this Section 4 shall affect in any way the Subscriber's obligations and agreement to comply with all applicable securities laws upon resale of the Units, and the Common Stock and Warrants underlying the Units.

         4.3. Company's Refusal to Register Transfer of Units. The Company shall refuse to register any transfer of the Units, the shares of Common Stock and Warrants comprising the Units and the Warrant Shares, not made: (i) pursuant to an effective registration statement filed under the Securities Act or (ii) pursuant to an available exemption from the registration requirements of the Securities Act.

         5. Registration Rights.

         5.1. Demand Registration. At any time and from time to time on or after the date on which the Company has publicly announced that it has entered into a letter of intent or made a comparable announcement with respect to a Business Combination, the Subscribers or their respective transferee(s) holding 75% of the Registrable Securities held by all Subscribers may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a "DEMAND REGISTRATION"). Any demand for a Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all holders of Registrable Securities of the demand, and each holder of Registrable Securities who wishes to include all or a portion of such holder's Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, a "DEMANDING HOLDER") shall so notify the Company within fifteen (15) days after the receipt by the holder of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration.

         The Company shall, as expeditiously as possible, and in any event within sixty (60) days after receipt of a request for a Demand, prepare and file with the SEC a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its best efforts to cause such Registration Statement to become effective as promptly as practicable, but in no event prior to the consummation of the Business Combination.

         The Company shall not be obligated to effect more than two Demand Registrations in respect of Registrable Securities.

         5.2. "Piggyback" Registration Rights. Subject to the last sentence of this Section 5.2, at any time after a Business Combination, if the Company shall determine to proceed with the actual preparation and filing of a new registration statement under the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to the Subscriber or its nominee(s). Upon the written request from a Subscriber, within 15 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all of the Registrable Securities covered by such request (the "REQUESTED STOCK") held by such Subscriber making such request (the "REQUESTING HOLDERS") to be included in such registration statement (each, a "PIGGY-BACK REGISTRATION"), all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Requested Stock; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section 5.2 shall be underwritten in whole or in part, the Company may require that the Requested Stock be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In such event, the Requesting Holders shall, if requested by the underwriters, execute an underwriting agreement containing customary representations and warranties by selling stockholders and a lock-up on Registrable Securities not being sold. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Requested Stock would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the Requesting Holders and all other holders of registration rights who have requested inclusion of their securities or excluded in their entirety if so required by the underwriter. To the extent only a portion of the Requested Stock is included in the underwritten public offering, those shares of Requested Stock which are thus excluded from the underwritten public offering and any other securities of the Company held by such holders shall be withheld from the market by the Holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. At such time as the provisions of the registration rights agreement filed as an exhibit to the Registration Statement covering the shares of Common Stock acquired by the Subscribers prior to this Offering may be exercised, the exercise and procedural provisions of such agreement, rather than the provisions of Sections 5.2, 5.3 and 5.4 hereof, shall govern the Registrable Securities with respect to Piggy-Back Registration.

         5.3. Registration Procedures. To the extent required by Sections 5.1 or 5.2, the Company will:

         (a) prepare and file with the SEC a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective until the earlier of the date on which all of the Registrable Securities included in the registration statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or three years from the effective date;

         (b) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective until the earlier of the date on which all of the Registrable Securities included in the registration statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or three years from the effective date;

         (c) furnish to the holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

         (d) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the holders may reasonably request in writing within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

         (e) notify the holders, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

         (f) notify the holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

         (g) prepare and promptly file with the SEC and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

         (h) advise the holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         The Subscribers shall cooperate with the Company in providing the information necessary to effect the registration of the Registrable Securities, including completion of customary questionnaires.

         5.4. Expenses. The Company shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 5.1, any Piggy-Back Registration pursuant to Section 5.2, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or "blue sky" laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the exchange listing of the Registrable Securities; (vi) National Association of Securities Dealers, Inc. fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters); (viii) the fees and expenses of any special experts retained by the Company in connection with such registration and (ix) the fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling shareholders and the Company shall bear the expenses of the underwriter

         6. Rescission Right, Waiver and Indemnification. The Subscriber understands and acknowledges that an exemption from the registration requirements of the Securities Act requires that there be no general solicitation of purchasers of the Units. In this regard, if the offering of the units of shares of common stock and warrants in the Company's initial public offering were deemed to be a general solicitation with respect to the Units, the offer and sale of such Units may not be exempt from registration and, if not, the Subscriber may have a right to rescind his purchase of the Units. In order to facilitate the completion of the Offering and in order to protect the Company, its stockholders and the Trust Account from claims that may adversely affect the Company or the interests of its stockholders, the Subscriber hereby agrees to waive, to the maximum extent permitted by applicable law, any claims, right to sue or rights in law or arbitration, as the case may be, to seek rescission of its purchase of the Units. The Subscriber acknowledges and agrees that this waiver is being made in order to induce the Company to sell the Units to the Subscriber. The Subscriber agrees that the foregoing waiver of rescission rights shall apply to any and all known or unknown actions, causes of action, suits, claims, or proceedings (collectively, the "CLAIMS") and related losses, costs, penalties, fees, liabilities and damages, whether compensatory, consequential or exemplary, and expenses in connection therewith, including reasonable attorneys' and expert witness fees and disbursements and all other expenses reasonably incurred in investigating, preparing or defending against any Claims, whether pending or threatened against the Company or the Trust Account, in connection with any present or future actual or asserted right to rescind the purchase of the Units hereunder or relating to the purchase of the Units and the transactions contemplated hereby.

         7. Lock-Up. Each Subscriber, and his designees, shall not sell, assign, hypothecate, or transfer any of the Units, shares of Common Stock and Warrants comprising the Units, or Warrant Shares, until the earlier of the consummation of a Business Combination (as hereinafter defined) or liquidation of the Company, provided however, that no such sale, assignment, hypothecation or transfer may be effected unless, in each case, it is made in accordance with transfer restrictions set forth in the Securities Act and the regulations promulgated thereunder. As used herein, a "BUSINESS COMBINATION" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, or other similar business combination with one or more businesses with agreements to acquire an operating business in the homeland security or defense industries or a combination thereof selected by the Company

         8. Waiver of Liquidation Distributions. In connection with the Units purchased pursuant to this Agreement, the Subscribers hereby waive any and all right, title, interest or claim of any kind in or to any liquidating distributions by the Company in the event of a liquidation of the Company upon the Company's failure to timely complete a Business Combination. For purposes of clarity, in the event the Subscribers purchase shares of Common Stock in the IPO or in the aftermarket such shares shall be eligible to receive any liquidating distributions by the Company.

         9. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties hereby agree that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The parties hereby waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the parties may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 11.1 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the parties in any action, proceeding or claim. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

         10. Assignment; Entire Agreement; Amendment.

         10.1. Assignment. Neither this Agreement nor any rights hereunder may be assigned by any party to any other person other than by Subscriber to a person agreeing to be bound by the terms hereof.

         10.2. Entire Agreement. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

         10.3. Amendment. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought.

         10.4. Binding Upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.

         11. Notices; Indemnity.

         11.1. Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile with copy sent in another manner herein provided or sent by courier (which for all purposes of this Agreement shall include Federal Express or other recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other and communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2-day courier service, or if sent by facsimile upon receipt of confirmation of transmittal or, if sent by mail, then three days after deposit in the mail.

         11.2. Indemnification. Each party shall indemnify the other against any loss, cost or damages (including reasonable attorney's fees and expenses) incurred as a result of such party's breach of any representation, warranty, covenant or agreement in this Agreement.

         12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         13. Survival; Severability

         13.1. Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the Closing.

         13.2. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         14. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                            [Signature Pages Follows]

                                 SIGNATURE PAGE

Name of the Subscriber: Steven W. Wasserman

Number of Units Being Subscribed: 50,000

Aggregate Purchase Price: $500,000

Date of Subscription:                                , 2006
                      -------------------------------

Place of Residency and/or Principal Place of Business:

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------


Social Security Number:
                       ------------------------------

Telephone:
           ------------------------------------------

Fax:
     ------------------------------------------------



SUBSCRIBER:


Steven W. Wasserman


This subscription is accepted by the Company on the ____ day of _________, 2006.


ALPHA SECURITY GROUP CORPORATION

By:
    -------------------------------------------------
       Name:
       Title:

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                                 SIGNATURE PAGE

Name of the Subscriber: Constantinos Tsakiris

Number of Units Being Subscribed: 270,000

Aggregate Purchase Price: $2,700,000

Date of Subscription:                                , 2006
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Place of Residency and/or Principal Place of Business:







Social Security Number:
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Telephone:
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Fax:
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SUBSCRIBER:


Constantinos Tsakiris


This subscription is accepted by the Company on the ____ day of _________, 2006.


ALPHA SECURITY GROUP CORPORATION

By:
    -------------------------------------------------
       Name:
       Title: